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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 5
                                       TO
                                CREDIT AGREEMENT


         THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of April 14, 1998, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM"), each of the corporations and other entities set forth on ANNEX 1 hereto (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC") and the other financial institutions signatories hereto as lenders (BTCC and each of such other financial institutions hereinafter are referred to individually as a "LENDER" and collectively as "LENDERS"); and BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for itself and the other Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:

         WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Credit Agreement dated as of March 31, 1998, as amended (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

         WHEREAS, the respective Borrowers have requested that the Agent and the Lenders further amend the Credit Agreement; and

         WHEREAS, the Agent and the Lenders have agreed to further amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:



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         1.    AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the Funds Administrator set forth herein, the Credit Agreement is hereby amended as follows:

         1.1   The Credit Agreement is hereby amended by deleting therefrom
SECTION 8.2 in its entirety and substituting therefor the following language:

                  8.2      CAPITAL EXPENDITURES.

                  The Borrowers shall not permit Capital Expenditures for the Consolidated Entity to exceed (A) $21,000,000 for the fiscal year ending March 31, 1999 and (B) for the fiscal year ending March 31, 2000 and each fiscal year thereafter, Consolidated Revenues for such fiscal year MULTIPLIED BY two percent (2.00%); PROVIDED, that, notwithstanding the foregoing, Borrowers' compliance with this SECTION 8.2 shall be determined without giving effect to (I) any Capital Expenditure (including operating lease buyouts) made during the month of April, 1998, with the proceeds of Indebtedness evidenced by the Credit Documents or the Subordinated Notes and (II) any Capital Expenditure made after the Closing Date with Equity Offering Proceeds constituting Unallocated Equity Proceeds at the time such Capital Expenditure was made; PROVIDED, FURTHER, that, concurrently with the making of any Capital Expenditure with Unallocated Equity Offering Proceeds, the Funds Administrator shall have delivered to the Agent an Equity Offering Proceeds Allocation Certificate with respect thereto.

         1.2 SECTION 8.7 of the Credit Agreement is hereby amended by deleting therefrom SUBCLAUSE (V)(2) in its entirety and substituting therefor the following language:

                  (2) commencing with the payment due and payable November 15, 1999 and for each interest payment thereafter, during the thirty (30) day period ending on the date on which such interest payment is made, there shall have been, on average, unused availability under the Borrowing Base of no less than the sum of (X) the amount of such interest payment and (Y) $12,000,000; and


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         1.3   The Credit Agreement is hereby amended by inserting the following language after SECTION 8.12:

                  8.13     BORROWING BASE AVAILABILITY.

                  The Borrowers shall not permit availability under the Borrowing Base, on average for the Business Days during the period commencing May 25, 1999 through June 7, 1999, to be less than $12,000,000.

         2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

                  (A) the Agent shall have received six (6) copies of this Amendment, duly executed by the Majority Lenders, each of the Borrowers and the Funds Administrator; and

                  (B) the Agent shall have received in immediately available funds for the ratable account of the Lenders a fee in the amount of $250,000.

         3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  3.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

                           (A) All representations and warranties contained in
                  the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

                           (B) No Default or Event of Default has occurred which
                  is continuing;

                           (C) This Amendment, and the Credit Agreement, as
                  amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the



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                  Borrowers and the Funds Administrator in accordance with their respective terms; and

                           (D) The execution and delivery by the Borrowers and
                  the Funds Administrator of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

                  4.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.



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         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                      BT COMMERCIAL CORPORATION, in its
                                      individual capacity as a Lender
                                      and in its capacity as Agent

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      HELLER FINANCIAL, INC.

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      SANWA BUSINESS CREDIT CORPORATION

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      FLEET CAPITAL CORPORATION

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      LASALLE NATIONAL BANK

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      CONGRESS FINANCIAL CORP. (CENTRAL)

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      FINOVA CAPITAL CORPORATION

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________


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                                      NATIONAL CITY COMMERCIAL FINANCE,
                                      INC.

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      PNC BUSINESS CREDIT

                                      By:    ____________________________
                                      Name:  ____________________________
                                      Title: ____________________________

                                      IBJ SCHRODER BUSINESS CREDIT
                                      CORPORATION

                                       By:    ____________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       NATIONAL BANK OF CANADA

                                       By:    ____________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       BANKBOSTON, N.A.

                                       By:    ____________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       METAL MANAGEMENT, INC., a Delaware
                                       corporation, in its individual capacity
                                       as a Borrower and in its capacity as
                                       Funds Administrator


                                       By:    ____________________________
                                       Name:  ____________________________
                                       Title: ____________________________


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                                       AEROSPACE METALS, INC.
                                       AMERICAN SCRAP PROCESSING, INC.
                                       C SHREDDING CORP.
                                       CALIFORNIA METALS RECYCLING, INC.
                                       CIM TRUCKING, INC.
                                       COMETCO CORP.
                                       COZZI BUILDING CORPORATION
                                       COZZI IRON & METAL, INC.
                                       EMCO TRADING, INC.
                                       FERREX TRADING CORPORATION
                                       FIRMA, INC.
                                       FIRMA PLASTIC CO., INC.
                                       HOUSTON COMPRESSED STEEL CORP.
                                       HOUTEX METALS COMPANY, INC.
                                       THE ISAAC CORPORATION
                                       P. JOSEPH IRON & METAL, INC.
                                       KANKAKEE SCRAP CORPORATION
                                       MAC LEOD METALS CO.
                                       METAL MANAGEMENT ARIZONA, INC.
                                       METAL MANAGEMENT REALTY, INC.
                                       PROLER SOUTHWEST INC.
                                       PROLER STEELWORKS L.L.C.
                                       SALT RIVER RECYCLING, L.L.C.
                                       SCRAP PROCESSING, INC.
                                       TROJAN TRADING CO.
                                       USA SOUTHWESTERN CARRIER, INC.
                                       138 SCRAP ACQUISITION CORP.
                                       R & P HOLDINGS, INC.
                                       METAL MANAGEMENT GULF COAST, INC.
                                       NEWELL RECYCLING WEST, INC.
                                       NAPORANO IRON & METAL CO.
                                       NIMCO SHREDDING CO.
                                       MICHAEL SCHIAVONE & SONS, INC.
                                       TORRINGTON SCRAP COMPANY
                                       KIMERLING ACQUISITION CORP.
                                       METAL MANAGEMENT PITTSBURGH, INC.
                                       FPX, INC.
                                       PERLCO, L.L.C.


                                       By:  __________________________
                                       Name: _________________________
                                       Title: ________________________





                                       RESERVE IRON & METAL LIMITED
                                       PARTNERSHIP

                                       By:  P. JOSEPH IRON & METAL, INC.,
                                            its general partner


                                       By:  __________________________
                                       Name: _________________________
                                       Title: ________________________


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                                     ANNEX 1
                                       TO
                                 AMENDMENT NO. 5
                           DATED AS OF APRIL ___, 1999

                                 OTHER BORROWERS

1.   AEROSPACE METALS, INC.
2.   AMERICAN SCRAP PROCESSING, INC.
3.   C SHREDDING CORP.
4.   CALIFORNIA METALS RECYCLING, INC.
5.   CIM TRUCKING, INC.
6.   COMETCO CORP.
7.   COZZI BUILDING CORPORATION
8.   COZZI IRON & METAL, INC.
9    EMCO TRADING, INC.
10.  FERREX TRADING CORPORATION
11.  FIRMA, INC.
12.  FIRMA PLASTIC CO., INC.
13.  HOUSTON COMPRESSED STEEL CORP.
14.  HOUTEX METALS COMPANY, INC.
15.  THE ISAAC CORPORATION
16.  P. JOSEPH IRON & METAL, INC.
17.  KANKAKEE SCRAP CORPORATION
18.  MAC LEOD METALS CO.
19.  METAL MANAGEMENT ARIZONA, INC.
20.  METAL MANAGEMENT REALTY, INC.
21.  PROLER SOUTHWEST INC.
22.  PROLER STEELWORKS L.L.C.
23.  SALT RIVER RECYCLING, L.L.C.
24.  SCRAP PROCESSING, INC.
25.  TROJAN TRADING CO.
26.  USA SOUTHWESTERN CARRIER, INC.
27.  RESERVE IRON & METAL LIMITED PARTNERSHIP
28.  138 SCRAP ACQUISITION CORP.
29.  R & P HOLDINGS, INC.
30.  METAL MANAGEMENT GULF COAST, INC.
31.  NEWELL RECYCLING WEST, INC.
32.  NAPORANO IRON & METAL CO.
33.  NIMCO SHREDDING CO.
34.  MICHAEL SCHIAVONE & SONS, INC.
35.  TORRINGTON SCRAP COMPANY
36.  KIMERLING ACQUISITION CORP.
37.  METAL MANAGEMENT PITTSBURGH, INC.
38.  FPX, INC.
39.  PERLCO, L.L.C.